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                           SMITH BARNEY INCOME FUNDS
                               on behalf of the
                         Smith Barney Convertible Fund

                        Supplement dated April 24, 2003
             to Prospectus and Statement of Additional Information
                            dated November 28, 2002

   The following information replaces the information set forth in the Supplement dated April 21, 2003 to the Prospectus and Statement of Additional Information of the fund:

   Effective on or about May 16, 2003, the fund is expected to be renamed "SB Convertible Fund". The fund's investment objectives will not be affected as a result of this change.




FD02751